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                                                                    EXHIBIT 10.3

                         STOCK OPTION PLAN AND AGREEMENT

                            STOCK OPTION PLAN AND AGREEMENT, dated as of June
29, 1995 among Diedrich Coffee, a California corporation (the "Company"), and Steven A. Lupinacci (the "Grantee").

                              W I T N E S S E T H:

                            WHEREAS, the Company and the Grantee have agreed
that Grantee shall be granted options to purchase 131,350 shares (the "Shares") of Common Stock, no par value per share (the "Common Stock"), of the Company at an option price of $1.45 per Share;

                            WHEREAS, the Board of Directors of the Company (the
"Board") and the shareholders of the Company have approved the adoption of this Stock Option Plan and Agreement and the granting of such stock options to the Grantee;

                            NOW, THEREFORE, to evidence the adoption of such
Plan and stock options so granted, and to set forth its terms and conditions, the Company and the Grantee hereby agree as follows:

                            1. Confirmation of Grant; Option Price. The Company
hereby evidences and confirms its grant to the Grantee, effective as of the date hereof, of options (the "Options") to purchase 131,350 Shares at an option price of $1.45 per Share (the "Option Price").

                            2. Exercisability. Except as otherwise provided in
this Agreement, the Options shall become available for exercise on the eighth anniversary of the grant date; provided that (a) upon the initial public offering (the "IPO") of the Common Stock, one twelfth of the IPO Options shall become exercisable ratably on the last day of each of the twelve full months following the IPO, (b) upon a Secondary Event, one sixth of the Secondary Options shall become exercisable ratably on the last day of each of the six full months following the Secondary Event and (c) upon a Change in Control, the Change in Control Options shall become immediately exercisable. In no event may the provisions of this Section 2 cause more than 100% of the Options to become exercisable.

                            3. Definitions. As used in this Agreement the
following terms shall have the following meanings:

                            (a) "Board" shall mean the Board of Directors of the
Company.

                            (b) "Cause" shall mean (i) the willful failure by
the Grantee to perform substantially his employment duties (other than any such failure due to physical or mental illness) and continuance of such failure for more than 20 days after written notice of such failure by the Company, (ii) the engaging by the Grantee in serious misconduct that is injurious to the Company or any subsidiary of the Company, (iii) the conviction of the Grantee of, or the entering by the Grantee of a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the willful and material breach by the Grantee of any covenant not to disclose any information pertaining to


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the Company or any of its subsidiaries or not to compete or interfere with the
Company or any of its subsidiaries.

                            (c) "Change in Control" shall mean (i) the
acquisition, in a transaction other than the IPO, by any person, entity or "group" (within the meaning of section 13(d)(3) of the Securities Exchange Act of 1934, as amended), of securities of the Company representing 60% or more of the combined voting power of the then outstanding securities of the Company,
(ii) the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which stockholders of the Company immediately prior to the effective date of such merger directly or indirectly own less than 60% of the voting power in such corporation, or (iii) the sale or other disposition of all or substantially all of the assets of the Company.

                            (d) "Change in Control Options" shall mean a number
of Options equal to the sum of (i) if the IPO has not occurred, a number of Options determined by multiplying 131,350 by the percentage (not to exceed 100 percent) obtained by dividing the Change in Control Valuation Amount by $7.68, and (ii) if a Secondary Event has not occurred, a number of Options determined by multiplying 46,000 by the percentage (not to exceed 100 percent) obtained by dividing the Change in Control Valuation Amount by $8.71.

                            (e) "Change in Control Valuation Amount" shall mean
the amount determined by dividing (i) the fair market value of the Company in relation to the total value of the Company immediately prior to a Change in Control, as determined by a third party valuation of the Company as a going concern and not for liquidation, conducted by a nationally recognized firm to be selected based on the mutual agreement of the Company and the Grantee, by
(ii)(A) if the Change in Control occurs prior to the IPO, the Outstanding Shares immediately prior to the IPO, or (B) if the Change in Control occurs after the IPO, the Outstanding Shares immediately prior to the Change in Control.

                            (f) "IPO Options" shall mean a number of Options
determined by multiplying 85,350 by the percentage (not to exceed 100 percent) obtained by dividing (i) the per share amount at which shares of the Common Stock are offered to the public in the IPO, by (ii) $10.24.

                            (g) "Outstanding Shares" shall mean, as of the close
of business on any date, the sum of (i) the number of outstanding shares of Common Stock, (ii) the number of shares of Common Stock in to which the outstanding shares of the Company's Series A Preferred and Series B Preferred Stock are convertible, and (iii) the number of shares of Common Stock issuable upon the exercise of any of the Options that are exercisable on such date.

                            (h) "Secondary Offering" shall mean the first public
offering by the Company using a registration statement on Securities Exchange Commission Form S-1, S-2 or S-3, of Common Stock immediately following the IPO.

                            (i) "Secondary Options" shall mean a number of
Options determined by multiplying 46,000 by the percentage obtained by dividing the Secondary Pre-Money Valuation Amount by $12.80.

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                            (j) "Secondary Pre-Money Valuation Amount" shall
mean the per share amount at which shares of the Common Stock are offered to the public in the Secondary Offering.

                            4.      Termination of Option.

                            (a) Normal Termination Date. Unless an earlier
termination date is specified in section 4(b), the Options shall terminate on the tenth anniversary of the grant date (the "Normal Termination Date").

                            (b) Early Termination. If the Grantee's active
employment with the Company is voluntarily or involuntarily terminated prior to the Normal Termination Date for any reason other than for Cause or by reason of death or disability, and (i) if such termination of employment occurs prior to the IPO, all of the Options that have not otherwise become exercisable shall terminate on the effective date of the Grantee's termination of employment, (ii) if such termination of employment occurs on or after the IPO but prior to the Secondary Offering, all of the Options that have not otherwise become exercisable, except the IPO Options, shall terminate on the effective date of the Grantee's termination of employment, and (iii) if such termination of employment occurs on or after the Secondary Offering, all of the Options that have not otherwise become exercisable, except the IPO Options and the Secondary Options, shall terminate on the effective date of the Grantee's termination of employment. Notwithstanding anything in the previous sentence to the contrary, if the Grantee's active employment with the Company is voluntarily or involuntarily terminated prior to the Normal Termination Date for any reason other than for Cause or by reason of death or disability, all of the Options (including any Options that have previously become exercisable) shall terminate on the date two years following the date of such termination of employment. If the Grantee's active employment is terminated by the Company for Cause, the Options (including any Options that shall have become exercisable prior to such termination) shall no longer be exercisable on or after the date 60 days following the effective date of such termination of employment. If the Grantee's active employment with the Company is voluntarily or involuntarily terminated by reason of death or disability prior to the IPO, the IPO Options shall become immediately exercisable upon the IPO if it occurs within ninety (90) days of such termination of employment, and any of the Options that have not otherwise become exercisable shall terminate on the date ninety-one (91) days following such termination of employment. If the Grantee's active employment with the Company is voluntarily or involuntarily terminated by reason of death or disability on or after the date of the IPO but prior to the Secondary Offering,
(i) all of the IPO Options shall become exercisable on the date of such termination of employment, (ii) the Secondary Options shall become exercisable immediately upon the Secondary Offering if it occurs within thirty (30) days of such termination of employment, and (iii) any of the Options that have not otherwise become exercisable shall terminate on the date thirty-one (31) days following such termination of employment. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of the Company, or to interfere with or limit in any way the right of the Company to terminate such employment at any time. The Board in its sole discretion shall determine whether the Grantee's termination of employment is by reason of disability.

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                            5. Restrictions on Exercise: Non-Transferability of
Option.

                            (a) Restrictions on Exercise. Notwithstanding any
other provision of this Agreement, the Options may not be exercised, and no certificates representing Shares shall be delivered, (i) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured, (ii) unless the purchase of the Shares upon the exercise of the Options shall be exempt from registration under applicable federal and state securities laws, or the Shares shall have been registered under such laws, and (iii) unless all applicable federal, state and local tax withholding requirements shall have been satisfied. The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in clause (i) of the preceding sentence so as to permit the Options to be exercised.

                            (b) Non-Transferability of Options. Except as
otherwise provided in this section 5(b), the Options are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon his death, provided that the deceased Grantee's beneficiary or the representative of his estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement as if such beneficiary or the estate were the Grantee. Grantee may transfer Options to purchase up to an aggregate of 10,000 Shares (the "Transferred Options") to one or more employees of the Company ("Permitted Transferee"), provided that such transfer does not result in any material negative tax consequences to the Company, as determined in the sole discretion of the Company, and provided further that any Permitted Transferees shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of the Agreement as if such Permitted Transferee were the Grantee of such Options. The Options may be exercised only by the Grantee, by his estate, or with regard to the Transferred Options, by a Permitted Transferee.

                            (c) Withholding. Whenever Shares are to be issued
pursuant to the Options, the Company may require the recipient of the Shares to remit to the Company an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements. If shares of Common Stock are traded on a national securities exchange or bid and ask prices for shares of Common Stock are quoted on the "NASDAQ National Market System" operated by the National Association of Securities Dealers, Inc., the Company may, if requested by the Grantee, withhold shares to satisfy applicable withholding requirements, subject to any rules adopted by the Board regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                            6. Manner of Exercise. To the extent that the
Options shall have become and remain exercisable as provided in Section 2 and 4, and subject to such reasonable administrative regulations as the Board may have adopted, the Options may be exercised, by notice to the Secretary of the Company in writing, specifying the number of Shares (the "Exercise Shares") with respect to which the Options are being exercised and the date on which the Grantee will exercise such Options (the "Exercise Date"). On or before the Exercise Date,

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the Grantee shall deliver to the Company full payment for the Options being exercised in cash, or cash equivalent satisfactory to the Company, and in an amount equal to the aggregate Option Price for the Exercise Shares. If shares of Common Stock are listed for trading on a national securities exchange or bid and ask prices for shares of Common Stock are quoted over the "NASDAQ National Market System" operated by the National Association of Securities Dealers, Inc., the Grantee may, in lieu of cash, tender shares of Common Stock having a fair market value on the Exercise Date equal to the purchase price of the Exercise Shares or may deliver a combination of cash and shares of Common Stock having a fair market value equal to the difference between the exercise price and the amount of such cash as payment for the purchase price of the Exercise Shares, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law, including
Section 16(b) of the Exchange Act. For purposes of this Section 6, the fair market value as determined in good faith by the Board shall be binding and conclusive on all parties hereto. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary
(a) to evidence such exercise, (b) to determine whether registration is then required under the Securities Act of 1933, as amended (the "Securities Act"), and (c) to comply with or satisfy the requirements of the Securities Act, applicable state securities laws or any other law.

                            7. Grantee's Representations. Warranties and
Covenants.

                            (a) Investment Intention. The Grantee represents and
warrants that the Options have been, and any Exercise Shares will be, acquired by him solely for his own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any or all of the Options or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any or all of the Options or any of the Exercise Shares), except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Grantee further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Grantee shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act, or (C) a no-action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition, and (ii) unless such disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom.

                            b) Legend. The Grantee acknowledges that any
certificate representing the Exercise Shares shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE

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         DISPOSED OF UNLESS (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE
         REGISTRATION STATEMENT UNDER SUCH ACT, (B)THE HOLDER HEREOF SHALL HAVE DELIVERED TO AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT AND FROM ANY APPLICABLE STATE SECURITIES LAWS OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND A SIMILAR LETTER OR OPINION FROM ANY APPLICABLE STATE SECURITIES AUTHORITIES CONCERNED, IN EACH CASE SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION.

                            (c) Securities Law Matters. The Grantee acknowledges
receipt of advice from the Company that the Options have not been registered under the Securities Act or qualified under any state securities laws and, upon exercise of the Options, (i) the Exercise Shares will not be registered under the Securities Act or qualified under any state securities laws, (ii) the Exercise Shares must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless such Exercise Shares are subsequently registered under the Securities Act and any applicable state securities laws, or an exemption from such registration is available,
(iii) it is not anticipated there will be any public market for the Exercise Shares, (iv) when and if the Exercise Shares may be disposed of without registration in reliance upon Rule 144 promulgated under the Securities Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (v) sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning the Company, (vi) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Exercise Shares, and (vii) a notation shall be made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

                            (d) Compliance with Rule 144. If any of the Exercise
Shares are to be disposed of in accordance with Rule 144 under the Securities Act, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

                            (e) Ability to Bear Risk. The Grantee covenants that
he will not exercise any or all of the Options unless (i) the financial situation of the Grantee is such that he can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) he can afford to suffer the complete loss of his investment in the Exercise Shares.

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                            (f) Access to Information. The Grantee represents
and warrants that, (i) he has been granted the opportunity to ask questions of; and receive answers from, representatives of the Company concerning the terms and conditions of the Options and the purchase of the Exercise Shares upon exercise of the Options, (ii) his knowledge and experience in financial and business matters is such that he is capable of evaluating the risks of an investment in the Exercise Shares, and (iii) he is an officer or key employee of the Company or a direct or indirect subsidiary of the Company on the date hereof.

                            8. No Rights as Stockholder. The Grantee shall have
no voting or other rights as a stockholder of the Company with respect to any Shares covered by the Options until the exercise of such Options and the issuance of a certificate or certificates to him for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

                            9. Capital Adjustments. The number and Option Price
of the Shares covered by the Option shall be proportionately adjusted by the Board to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. The formula for determining the number of Change in Control Options, IPO Options and Secondary Options, as set forth in the respective definition for each such term in Section 3, shall be proportionately adjusted by the Board to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. Subject to any required action by the stockholders of the Company, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Options shall pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Options would have been entitled to receive in connection with such event.

                            10.     Miscellaneous.

                            (a) Notices. All notices and other communications
required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, or the Grantee, as the case may be, at the address of the Company's principal executive office.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

                            (b) Binding Effect: Benefits. This Agreement shall
be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                            (c) Amendment. This Agreement may be amended,
modified or supplemented only by a written instrument executed by the Grantee and the Company.

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                            (d) Applicable Law. This Agreement shall be governed
by and construed in accordance with the law of the State of California, regardless of the law that might be applied under principles of conflict of laws.

                            (e) Section and Other Headings. The section and
other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                            (f) Counterparts. This Agreement may be executed in
any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                            IN WITNESS WHEREOF, the Company and the Grantee have
executed this Agreement as of the date first above written.

                                        DIEDRICH COFFEE

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        THE GRANTEE

                                        ________________________________________
                                        Steven A. Lupinacci


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